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                                                                    Exhibit 10.2


                                 AMENDMENT NO. 7
                                     TO THE
                                TIME WARNER INC.
                           DEFERRED COMPENSATION PLAN

1. Section 3.2(a) is amended by adding the following sentence at the end thereof:

                  Notwithstanding anything to the contrary herein, for purposes of this Section 3.2, "bonus" shall also mean the special one-time merger completion bonus payable in connection with the successful completion of the merger of America Online Inc. and Time Warner Inc.